UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2008

 NEW MOTION, INC.
(Exact name of registrant as specified in its charter)

Delaware	34-51353	06-1390025
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42 Corporation Park, Suite 250
Irvine, California 92606
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (949) 777-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 17, 2008, Susan Swenson resigned from her position as Chief Operating Officer of the Company in order to pursue another opportunity. In connection with her resignation, Ms. Swenson will forfeit the 75,000 shares of restricted common stock granted to her pursuant to the terms of that certain Executive Employment Agreement dated August 20, 2007 by and between the Company and Ms. Swenson.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MOTION, INC. (Registrant)

Dated: March 18, 2008	/s/ Burton Katz
Burton Katz Chief Executive Officer